

SYNERGY RESOURCES CORPORATION

NYSE MKT: SYRG

At Home In the Wattenberg

Corporate Presentation - October 2014

Forward Looking Statements & Key Statistics

SYNERGY RESOURCES CORPORATION

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this presentation of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Key Statistics

Stock Price (10/14/14)	$8.74
52 Week High/Low	$14.11-$8.11
Shares Outstanding (5/31/14) Diluted	79 M
Public Float	68 M
Warrants Outstanding @ $6.00 (5/31/14)	2.9 M
Options Outstanding @ avg. price $5.74 (5/31//14)	2.1 M
Avg. Daily Vol. (3 month)	919,000
Market Capitalization	$690 M
Institutional Holdings	60%
Insider & Employee Holdings, est.	13%
Fiscal Year End	August 31
Total Debt (8/31/14)	$37 M
Total Capital Raised (net)	$189 M

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates. In USD

At Home In the Wattenberg Field

Corporate headquarters is in the heart of the field


Low Drilling and Completion Costs
Rapid Return on Investment
High Success Rate
Horizontal Drilling in Niobrara & Codell
Takeaway Capacity
Liquid-Rich Natural Gas
Low Operating Costs (<$5/BOE)

Experienced Management Team

Over 100 Years of Total Experience Operating in the Wattenberg

- **Edward Holloway, co-CEO**
  - 32 years as an executive of oil and gas companies focused on the Wattenberg Field in the D-J Basin
  - Built three Wattenberg companies and sold each of them to larger, public companies
- **William Scaff, Jr., co-CEO**
  - Over 30 years of experience in the oil and gas industry with focus on the D-J Basin
- **Frank (Monty) Jennings, CFO**
  - More than 35 years of accounting and finance experience, including oil & gas drilling, services, exploration and production
- **Craig Rasmuson, COO**
  - 8 years of experience in the oil and gas industry all focused on the D-J Basin
- **Ron Morgenstern, VP of Land & Business Development**
  - More than 30 years of experience in the management of lease assets in various basins in the Rocky Mountains including, Williston, Powder River and D-J basins
- **Jon Kruljac, VP, Capital Markets & Investor Relations**
  - Twenty nine years of experience in capital markets including 23 years of focus on small cap, Rocky Mountain based oil and gas companies

Wattenberg Focused Position

- 56,624 net acres in the Greater Wattenberg Area
- 30,859 net acre position in the Core Wattenberg
- Over 99% of current production is sourced from the Core Wattenberg
- 25,765 net acres in the NE Wattenberg Extension Area



Colorado
WELD
NE Wattenberg Extension Area
Core Wattenberg Area
Synergy HQ
BOULDER
MORGAN
ADAMS
Synergy Land Legend
Leasehold
Denver

* Corporate headquarters in Platteville, CO

Stacked Pay Compounds Drilling Inventory

SYNERGY RESOURCES CORPORATION

Single Pad



+ Potential Gross Wattenberg Locations

	Core 21/640 acres (30,859 net acres)		NE Extension 4/640 (25,765 net acres)		
	Acreage Spacing	Potential Wells	Acreage Spacing	Potential Wells	
Niobrara A	320	94	Upside	Upside	
Niobrara B	71	432	160	161	
Niobrara C	160	191	Upside	Upside	
Codell	106	215	Upside	Upside	
Greenhorn*	Upside	Upside	16/640	644	
J-sand*	Upside	Upside	Upside	Upside	
+Total Gross Potential Drilling Locations		932		805	1,737

+ See page 21 for reconciliation

* Formations with potential horizontal development, currently permitting wells in the Greenhorn with varying lateral lengths

Core Wattenberg Operations

- 30,859 net acre position in the Core Wattenberg
- 3rd Horizontal Rig added in September 2014 up from 1 rig a year ago
- 33 Horizontal wells drilled and completed on 6 SYRG pads with 100% success rate
- 4 additional horizontal pads currently in completion or being drilled



Colorado
LARIMER
WELD
Leffler Pad
Geis Pad 8 wells
Renfroe Pad
Weideman Pad 8 wells
Kelly Farms Pad
Weld 152 Pad 6 wells
Kiehn/Weis Pad 13 wells
Union Pad
Phelps Pad
Eberle Pad
Synergy Land Legend
Leasehold
Denver
DRILLING
COMPLETING
PRODUCING

Recent Horizontal Pad Results (8/8ths Basis)

SYNERGY RESOURCES CORPORATION

Phelps Pad

Well Cost ($MM per well)	$4.0
Number of Wells on Pad	6 Wells
Targeted Formations	3 Niobrara & 3 Codell
Average # of Frac Stages	26 Stages
Average Working Interest	90%
30-day IP (BOEPD per well)	544
90-day IP (BOEPD per well)	430
180-day IP (BOEPD per well)	TBD
Estimated Pay Back Period	TBD

Union Pad

Well Cost ($MM per well)	$3.9
Number of Wells on Pad	6 Wells
Targeted Formations	5 Codell/Niobrara & 1 Niobrara B/C
Average # of Frac Stages	20 Stages
Average Working Interest	91%
30-day IP (BOEPD per well)	566
90-day IP (BOEPD per well)	460
180-day IP (BOEPD per well)	TBD
Estimated Pay Back Period	TBD

Horizontal Results Continued

SYNERGY RESOURCES CORPORATION

Kelly Farms Pad

Well Cost ($MM per well)	$4.0
Number of Wells on Pad	4 Wells
Targeted Formations	3 Codell & 1 Niobrara B
Average # of Frac Stages	26 Stages
Average Working Interest	60%
30-day IP (BOEPD per well)	450
90-day IP (BOEPD per well)	TBD
180-day IP (BOEPD per well)	TBD
Estimated Pay Back period	TBD

Eberle Pad

Well Cost ($MM per well)	TBD
Number of Wells on Pad	4 standard & 2 mid-length
Targeted Formations	3 Niobrara & 3 Codell
Average # of Frac Stages	26 on standard length wells and 46 on mid-length wells
Average Working Interest	95%
30-day IP (BOEPD per well)	522
90-day IP (BOEPD per well)	TBD
180-day IP (BOEPD per well)	TBD
Estimated Pay Back Period	TBD

Growth Trajectory From 3 Rig Drilling Program

SYNERGY RESOURCES CORPORATION

35 New Operated Horizontal Wells Drilling and Completing Next 6 Months

Weld 152 Pad 81% WI
- **Status:** Completing
- **Number of Wells: 6**
  - 3 Codell & 3 Niobrara B
  - **Other Notes:**
  - Average 25 frac stages per well
  - 4 wells to be completed using sliding sleeve and 2 wells to be completed using plug and perf

Kiehn/Weis Pad 100% WI
- **Status:** Drilling
- **Number of Wells: 13**
  - 7 Codell & 6 Niobrara
  - 2 wells to be plug and perf, remaining wells using sliding sleeve
  - Currently drilling 8th well
  - Rig will stay on pad to drill 5 Weis wells

Wiedeman Pad 70% WI
- **Status:** Drilling
- **Number of Wells: 8**
  - 2 Codell, 3 Niobrara B, 2 Niobrara C & 1 Niobrara C/B well
  - **Other Notes:**
  - 4 of the wells permitted to be 9,000 ft. laterals
  - Utilizing batch drilling process, currently drilling lateral on 3rd well

Geis Pad 96% WI
- **Status:** Drilling
- **Number of Wells: 8**
  - 2 Codell, 5 Niobrara B & 1 Niobrara C
  - 2 plug and perf completions planned
  - Currently drilling 2nd well

25,765 Net Acres NE Wattenberg Extension Area

- **Operated Horizontal Drilling Program Targeting the Greenhorn Formation to Commence in Fiscal 2015**

Core samples exhibit Greenhorn Formation is thermally mature and has 3.5 % total organic content. Synergy is currently preparing to permit 12 Greenhorn wells from one large pad. The first set of wells will be permitted for 2 standard length wells, 2 mid-length wells and 2 extended reach wells. The well bores are spaced 330 feet apart allowing for potentially 16 wells per 640 acres. Synergy plans on drilling one well initially and evaluating results to determine future development potential.



WHITING
Red Tail Project
WELD
noble energy
East Pony
WHITING
August 2013
Acquisition
BONANZA CREEK
MORGAN
Synergy Land Legend
Leasehold



25
70
Denver

Note: All offset operator acreage positions reflect approximations and not entire leasehold.

182,680 Net Acres in Nebraska Oil Play

SYNERGY RESOURCES CORPORATION

- Preparing to spud vertical wells into Upper Pennsylvanian, 4,100-4,800 ft. depth, $550k-$650k est. completed well cost.
- Synergy has entered into an exploration agreement to drill up to 10 wells with a private operator covering over 8,000 net acres in Dundy County Nebraska. Synergy will pay 3/8ths the cost for a 50% working interest in the wells and retain an overriding royalty.
- Synergy has long term leases with 85% Net Revenue Interest.
- Spud 1st well Q4 2014
- Private and public industry competitors are increasing the rig count and well results in the area.
- Crude locally refined



Synergy Land Legend
Leasehold
PERKINS
CHASE
HAYES
DUNDY
HITCHCOCK
Lincoln

MULTIPLE STACKED PLAY
Type Log



Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
Meramecian
Osagean
Kinderhookian
Shawnee Group
UPPER PENN
4,100-4,700 ft. target formations highlighted in gold
CHEROKEE
MISSISSIPPIAN LIME

Proved Reserves and Un-risked Resource Potential

SYNERGY RESOURCES CORPORATION

Approximately 279 Mboe of Potential Upside to Current Proved Reserves



Proved Reserves PV-10 Value - $534 Million*
$600
$500
$400
$300
$200
$100
$0
$MM
Reserves CAGR: 95 %
8/31/2011
8/31/2012
8/31/2013
8/31/2014
PUD
PDNP
PDP



Proved + Un-risked Potential 311 Mmboe (1)
350
300
250
200
150
100
50
0
Mmboe
Un-risked Upside
Niobrara B NE Extension
Codell
C Bench
A Bench
B Bench
Proved*
8/31/2014
8/31/2014

** Proved Reserves as of 8/31/14 (Ryder Scott 3rd Party Reserve Engineers) (1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ. See slide 21 for more information.*

Production, Revenue and EBITDA Growth

SYNERGY RESOURCES CORPORATION

Growing Production and Profitability Rapidly and Responsibly


Daily Net Production
BOEPD
Production CAGR: 110%
452
1,152
2,117
4,120
FY 2011
FY 2012
FY 2013
3Q FY 14


Revenue & Adjusted EBITDA*
$MM
Revenue CAGR 82%
Adj. EBITDA CAGR: 84%
$25
$18
Margin: 73%
$46
$33
Margin: 73%
$83
$61
Margin: 74%
FY 2012
FY 2013
TTM - 5/31/14
Revenues
Adj. EBITDA

* See slide 24 for Adjusted EBITDA (a NON GAAP financial measure) Reconciliation

Revenue Mix & Average Sales Price

SYNERGY RESOURCES CORPORATION


Revenue Mix: 82% Oil, 7% NGL, 11% Gas (5-31-14)
$MM
$30
$25
$20
$15
$10
$5
$0
Oil
NGL
Gas
4Q Aug-12
1Q Nov-12
2Q Feb-13
3Q May-13
4Q Aug-13
1Q Nov-13
2Q Feb-14
3Q May-14

Average Sales Price per Quarter								
Fiscal Quarters	4Q Aug-12	1Q Nov-13	2Q Feb-13	3Q May-13	4Q Aug-13	1Q Nov-13	2Q Feb-14	3Q May-14
Oil (Bbls)	$82.89	$81.03	$84.20	$83.98	$92.32	$93.06	$86.82	$90.91
Gas & Liquids (Mcf)	$2.82	$4.27	$4.77	$4.76	$5.06	$4.86	$5.93	$5.15
NGL Premium (%)	15%	35%	32%	34%	39%	35%	33%	39%
BOE	$57.78	$55.09	$58.70	$59.33	$64.35	$66.00	$65.32	$67.72

Estimated Fiscal 2015 CAPEX Budget

Total Budget: 94% Wattenberg Focused
Drilling Budget: 98% Horizontal Wells and 80% Operated

Preliminary Range For Fiscal 2015 CAPEX Budget – $200 - $225 Million


Land Leasing
$10 - $15 Million
NE Extension, Nebraska & Other
$10 Million
Non-Operated Horizontal Wells
$30 - $40 Million
Operated Horizontal Wells
$150 - $160 Million

Strong Balance Sheet

Ample Liquidity to Fund Fiscal 2015 CapEx

Capital Expenditures fully-funded with a healthy capital structure

- Internally generated cash flow
- Cash on Hand: $48 Million (8/31/14)
- Borrowing Base: $110 Million
- Remaining Proceeds from Warrants: $18 Million
- Estimated $300 Million in available liquidity net of debt for fiscal 2015



$400
$350
$300
$250
$200
$150
$100
$50
$0
$ (in Millions)
$37
$200 - 225
Cash Flow from Operations (est.)*
$160
Warrant Proceeds
$18
Borrowing Base
$110
Cash
$48
$336
Current Debt (as of 8/31/14)
CapEx (2015 Est.)
Available Liquidity (as of 5/31/14)

* cash flow based on estimates by sell-side analysts

Key Takeaways


Significant Exposure to Wattenberg Field
Experienced Returns Driven Management Team
Near-term Upside from Wattenberg Extension & Nebraska
Liquid Balance Sheet with Low Debt Level
Fully Funded Fiscal 2015 CAPEX Budget
Operational Control in Low Risk Basin

Appendix



Eastern Colorado Assets

SYNERGY RESOURCES CORPORATION

- 64,119 net acres, with long term leases and 85% NRI
- Proven shallow Niobrara dry gas field, economic above $4/mcf
- 2 days to drill and complete vertical wells (est. cost $250k)
- Area has existing gas gathering and processing infrastructure
- Numerous deeper exploratory tests being drilled by other operators


Synergy Land Legend
Leasehold
WASHINGTON
YUMA
Denver
25
70

Resource Potential Reconciliation

SYNERGY RESOURCES CORPORATION

**Proved Reserves of 32.2 Mmboe (8/31/2014) & Total Un-risked Potential of 279.5 Mmboe (1)

Project Area	Wells Per 640 DSU	Net Acres	Well Spacing (Acres)*	Total Potential Wells	NRI	NRI Wells	Per Well EUR (1) (Mmboe)	Total (1) Un-risked Potential (Mmboe)
Core Wattenberg Field (4,500 ft. Laterals)								
Niobrara A Bench – Hz	2	30,859	320	94	80%	75	325	24.4
Niobrara B Bench – Hz	9	30,859	71	432	80%	345	325	112.3
Niobrara C Bench – Hz	4	30,859	160	191	80%	153	325	49.8
Codell – Hz (2)	6	25,859	106	215	80%	172	375	64.2
Total Wattenberg Field Potential	**21**			**932**				**250.7**
NE Wattenberg Extension Area (4,500 ft. Laterals)								
Niobrara B– Hz	4	25,765	160	161	80%	128	225	28.8
Greenhorn (spacing and resource value TBD)								
Total Potential	**25**			**1,093**				**279.5**

(1) EURs and unrisked potential are management estimates based on experience in Wattenberg and publicly available information from other industry participants and are not intended to represent actual reserves. Third-party reserve report may differ.

(2) Codell net acres subtracts net acres for vertical wells already drilled on 20 acre spacing.
**Spacing is based on management assumptions. Specific leases may support more or fewer wells per formation per spacing unit.*
** *Proved Reserves from 8/31/2014 Reserve Report (Ryder Scott 3rd Party Reserve Engineers)*

3rd Party Wattenberg Midstream Expansion

SYNERGY RESOURCES CORPORATION

Gas Processing Capacity (all volumes MMcf/d)	Existing Capacity	2014 Additions	2015/2016 Additions	Total
DCP Midstream	520	50	460	1,030
Anadarko	540	300	300	1,140
Total	1,060	350	760	2,170

Crude Pipelines and Rail Projects	Capacity (Bbl/d)	Origination	Termination Hub	Timing
White Cliffs Expansion	75,000	Platteville, CO	Cushing, OK	Q3 – 2014
Plains Rail Facility Current loading capacity: 15,000 Bbl/d	35,000	Carr, CO		Q3 – 2015
Pony Express DJ Lateral	90,000	Sterling, CO	Cushing, OK	Q1 – 2015

Additional NGL Capacity	Operator	Capacity (Bbl/d)	Termination Hub	Timing
Front Range Pipeline	Enterprise	150,000	Mt. Belvieu	Q2 - 2014

Hedging Summary

SYNERGY RESOURCES CORPORATION

The company's commodity derivative contracts as of October 15, 2014 are summarized below:

Crude Oil and Natural Gas Hedges

Hedges in Place as of October 15, 2014

	Hedge Volumes		Average Collar Prices (2)		Average Swap Prices (2)		NYMEX Average (1)	
Month	Oil (Bbl)	Gas (MMBtu)	Average Oil (Bbl) Price	Average Gas (MMBtu) Price	Average Oil (Bbl) Price	Average Gas (MMBtu) Price	Average Oil (Bbl) Price	Average Gas (MMBtu) Price
October 1 to December 31, 2014	164,040	330,000	$87.00 - $96.25	$4.07 - $4.18	$ 95.17	$ 4.58	$ 80.33	$ 3.83
January 1 to December 31, 2015	450,000	864,000	$81.52 - $96.89	$4.15 - $4.49	$ 90.27	N/A	$ 78.91	$ 3.79
January 1 to August 31, 2016	240,000	480,000	$77.92 - $98.51	$3.99 - $4.39	$ 88.10	N/A	$ 79.87	$ 3.94

(1) As of October 15, 2014 strip price.

(2) Hedge price is at NYMEX WTI and NYMEX Henry Hub.

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

Adjusted EBITDA Reconciliation

SYNERGY RESOURCES CORPORATION

SYNERGY RESOURCES CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(unaudited, in thousands)

ADJUSTED EBITDA	*Three Months Ended*		*Nine Months Ended*	
	May 31, 2014	*May 31, 2013*	*May 31, 2014*	*May 31, 2013*
Net income	$ 7,160	$ 3,615	$ 18,421	$ 8,585
Depreciation, depletion, and amortization	7,796	3,820	21,106	9,316
Income tax expense	3,116	1,701	8,841	4,620
Stock based compensation	702	611	1,569	994
Change in fair value - derivatives	179	(502)	(652)	(368)
Interest Expense	-	94	-	94
Interest income	(22)	(5)	(70)	(20)
Adjusted EBITDA	$ 18,931	$ 9,334	$ 49,215	$ 23,221

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION

Firm	Analyst
Brean Capital	Curtis Trimble
Canaccord Genuity	Eli Kantor, CFA
Cowen and Company	Christopher Walling
Euro Pacific Equities	Joel Musante, CFA
FBR & Co.	Megan Repine
Global Hunter Securities	Mike Kelly
GMP Securities	Ipsit Mohanty
Iberia Capital Partners	David Beard, CFA
Imperial Capital	Kim Pacanovsky Ph. D
Johnson Rice & Co.	Welles Fitzpatrick
Key Banc	David Decklebaum
Northland Capital Markets	Jeff Grampp
Roth Capital Partners	Joe Reagor
Stifel	Michael Scialla
SunTrust Robinson Humphrey	Ryan Oatman, CFA
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.